SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 30, 2003


                                McGRATH RENTCORP
             (Exact name of registrant as specified in its Charter)


                                   California
                 (State or other jurisdiction of incorporation)


       0-13292                                      94-2579843
(Commission File Number)                (I.R.S. Employee Identification No.)


                 5700 Las Positas Road, Livermore, CA 94551-7800
                    (Address of principal executive offices)


                                 (925) 606-9200
              (Registrant's Telephone Number, Including Area Code)

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Item 7.  Financial statements and exhibits

             (c)   Exhibits.

          Exhibit No.   Description
          ----------    ------------

             99.1       Press Release of McGrath RentCorp, dated April 30, 2003.


Item 9. REGULATION FD DISCLOSURE (THE FOLLOWING DISCUSSION IS FURNISHED UNDER "ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

     On April 30, 2003, McGrath RentCorp (the "Company") announced via press release the Company's preliminary results for its first quarter ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   McGRATH RENTCORP

Dated:  April 30, 2003             By: /s/  Thomas J. Sauer
                                      -------------------------------------
                                      Thomas J. Sauer
                                      Vice President and Chief Financial Officer